                                             UAM Funds
                                             Funds for the Informed Investor/sm/

The TS&W Portfolios
Annual Report                                                   October 31, 2001







                                                                      [LOGO] UAM

UAM FUNDS                                                    THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 2001

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter......................................................     1

Statements of Net Assets/Portfolio of Investments

   Equity.................................................................     9
   Fixed Income...........................................................    13
   International Equity...................................................    17

Statement of Assets and Liabilities.......................................    22

Statements of Operations..................................................    23

Statements of Changes in Net Assets

   Equity.................................................................    24
   Fixed Income...........................................................    25
   International Equity...................................................    26

Financial Highlights

   Equity.................................................................    27
   Fixed Income...........................................................    28
   International Equity...................................................    29

Notes to Financial Statements.............................................    30

Report of Independent Accountants.........................................    37

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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November 15, 2001

Dear Shareholders:

We are pleased to provide you with our annual report for the period ended October 31, 2001 on the UAM Funds' Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, utilizing a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

TS&W Equity Portfolio

The TS&W Equity Portfolio had total net assets of $57,890,304 on October 31, 2001. Common stocks accounted for 100% of total assets. For the fiscal six-month period ended October 31, 2001, the TS&W Equity Portfolio returned -10.28% as the U.S. stock market continued to adjust to a sharp downturn in corporate profits. Our benchmark index, the S&P 500 Composite Index, declined -14.60% over the same period. For the fiscal year the TS&W Equity Portfolio returned -8.79% compared to the benchmark return of-24.90%.

The sharp stock market decline following the terrorist attacks on the Pentagon and the World Trade Center allowed almost no safe havens. The TS&W Equity Portfolio held up relatively well in the downturn due to our emphasis on large companies with well-established, diverse business operations, strong financial positions, and reasonable valuations. Although companies in many businesses will experience slower business trends as a result of the attacks, the market's broad decline did create opportunities to purchase stocks at very attractive prices. TS&W added new positions in express transportation leader FedEx, discount retailer Target, and oil and gas producer Anadarko Petroleum in the frenzied days immediately following September 11. We also increased our holdings in Merrill Lynch, General Electric, and Citigroup. We believe these strong market leaders will bene-

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

fit from an eventual economic recovery, and offer attractive prospective returns at current prices. We reduced or eliminated positions in defensive stocks that held up well during the downturn such as Fannie Mae, Johnson & Johnson, Hershey, Abbott Labs, and W.W. Grainger to fund these purchases.

The stock market had been moving down prior to September 11. The terrorist attacks greatly exacerbated concern about the timing of a recovery in U.S. economic output and corporate profits. Consumer confidence and investor psychology, intangibles that are difficult to predict but critical to the outlook for the economy and the stock market, suffered a serious blow. Nevertheless, a cyclical recovery in the economy is highly probable in 2002 due to concerted actions on the part of the Federal Reserve throughout the year and stimulative fiscal policy. The stock market should begin to anticipate an improving environment well before official data signals that the downturn has ended. We remain optimistic about the long-term outlook for stocks, and we believe the TS&W Equity Portfolio is positioned to benefit from a forthcoming improvement in the investment climate.

TS&W Fixed Income Portfolio

The TS&W Fixed Income Portfolio had total net assets of $46,197,077 on October 31, 2001. For the fiscal six-month period ended October 31, 2001, the Portfolio's return was 7.16% versus the Lehman Government/Credit Index (our benchmark index) return of 8.56%. The Portfolio produced a 13.21% return over the fiscal year ended October 31, 2001, compared to a 15.32% return for the benchmark index.

The Federal Reserve responded quickly to the events of September 11, extending its year-long effort to stimulate economic activity with lower short-term interest rates. When the quarter ended, the Federal Reserve had cut interest rates three times, shaving 1.25 percentage points off the Fed Funds rate. Over the course of the quarter, the 2-year note yield fell 1.4%. Over half the decline came after the terrorist attacks, as investors sought the safe haven of short-term Treasury issues. Short-term government note rates are now at the lowest levels since the early 1960s. Long-term bond yields also declined significantly during the quarter.

The TS&W Fixed Income Portfolio's duration at the end of the quarter was 5.0 years with an average maturity of 8.7 years. The duration of the benchmark index was 5.4 years. At year end, 15.2% of the TS&W Fixed Income Portfolio's assets were invested in Treasury or Federal Agency issues, corporate bonds represented 52.2% of total assets, 28.2% was invested in mortgage-backed securities, and cash represented 4.4%. The average credit rating of the Portfolio is AA2.

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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Seconding the central bank's efforts, the Federal Government is likely to expand its spending and contemplate further tax cuts to support the economy. It may be several months before the monetary and fiscal stimuli take hold and cause the economy to strengthen. Further short-term interest rate cuts are likely in the months ahead, but longer term, we expect a cyclical recovery in the economy and an end to the Federal Reserve's aggressive easing cycle.

TS&W International Equity Portfolio

The TS&W International Equity Portfolio had total net assets of $80,170,582 on October 31, 2001. For the year ending October 31, 2001, the TS&W International Equity Portfolio returned -29.81%. The Morgan Stanley Capital International EAFE Index ("EAFE"), our benchmark index, declined -25.00% for that period. For the six-month period ended October 31, EAFE declined -18.39% while the Portfolio decreased -23.17%.

The tragic events of September 11th accelerated and amplified the decline of an already weak global equity market. Any lingering doubts of a worldwide slowdown were removed on that day. The policy response to it, namely drastically lower short-term interest rates, should buffer the negative impacts and hasten recovery.

Geographically, the UK and Switzerland performed relatively well, thanks largely to the stronger Sterling and Swiss Franc. Japan, on the other hand, under-performed. A worsening economic climate there will make needed structural change even more painful. Further, the slowing U.S. economy hurt Japan's premier companies in technology and automobiles. Relative to the EAFE benchmark, the TS&W International Portfolio continues to be overweight in European equities and underweight in Japanese stocks.

Following the decline of the past 21 months, the shares of strong global companies are available at attractive prices. International stocks should begin to anticipate a recovery in the global economy over the next year. Stability, or even increases, in the value of foreign currencies versus the U.S. dollar could enhance returns for dollar-based investors. For this reason we continue to be confident that the TS&W International Equity Portfolio will provide our clients with good long-term investment returns.

Respectfully Submitted,

/s/ John T. Siegel

John T. Siegel, CFA
Managing Director

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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               TS&W Equity Top Ten Holdings at October 31, 2001
                      (as a percentage of the Portfolio)

1. Citigroup (4.4%)                  6. Electronic Data Systems (2.7%)
2. Bank of America (3.9%)            7. Merrill Lynch (2.7%)
3. Gannett (3.1%)                    8. American Home Products (2.6%)
4. Abbott Laboratories (3.0%)        9. International Paper (2.5%)
5. Kimberly-Clark (2.7%)            10. Metlife (2.4%)


        TS&W International Equity Top Ten Holdings at October 31, 2001
                      (as a percentage of the Portfolio)

1. Total Fina Elf (2.6%)             6. ING Groep (2.3%)
2. Geest (2.5%)                      7. Unilever (2.2%)
3. Rio Tinto (2.4%)                  8. BAE Systems (2.2%)
4. TPG (2.4%)                        9. Credit Suisse Group (2.2%)
5. Vodafone Group (2.4%)            10. GlaxoSmithKline (2.1%)

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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                     Definition of the Comparative Indices
                     -------------------------------------

Lehman Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

Morgan Stanley Capital International EAFE Index is an unmanaged index comprised of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 Composite Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                                  TS&W EQUITY PORTFOLIO

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Growth of a $10,000 Investment

                                    [CHART]

--------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31,2001
--------------------------------
  1 Year   5 Years    Since
                     7/17/92*
--------------------------------
  (8.79)%   8.00%     9.84%
--------------------------------



                         TS&W Equity           S&P 500
                            Fund           Composite Index
7/17/92                    $10,000             $10,000
 OCT 92                    $ 9,670             $ 9,945
 OCT 93                    $11,180             $11,425
 OCT 94                    $11,719             $11,866
 OCT 95                    $13,397             $15,000
 OCT 96                    $16,271             $18,612
 OCT 97                    $20,552             $24,586
 OCT 98                    $22,448             $29,996
 OCT 99                    $25,735             $37,695
 OCT 00                    $26,206             $39,991
 OCT 01                    $23,902             $30,033


 * Beginning of operations. Index comparisons begin on 7/31/92.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.


      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 5.

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UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO

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Growth of a $10,000 Investment

                                    [CHART]

---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
  1 Year   5 Years    Since
                     7/17/92*
---------------------------------
  13.21%    7.08%     6.52%
---------------------------------


                      TS&W Fixed               Lehman U.S.
                     Income Fund         Government/Credit Index

7/17/92                $10,000                   $10,000
 OCT 92                $10,130                   $10,070
 OCT 93                $11,277                   $11,445
 OCT 94                $10,660                   $10,914
 OCT 95                $12,230                   $12,678
 OCT 96                $12,768                   $13,361
 OCT 97                $13,841                   $14,538
 OCT 98                $15,199                   $16,032
 OCT 99                $14,939                   $15,926
 OCT 00                $15,875                   $17,058
 OCT 01                $17,972                   $19,671


 * Beginning of operations. Index comparisons begin on 7/31/92.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.


      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 5.

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UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO

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Growth of a $10,000 Investment

---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
  1 Year   5 Years    Since
                    12/19/92*
---------------------------------
 (29.81)%   2.20%     5.93%
---------------------------------


                                    [CHART]

                      TS&W International           Morgan Stanley MSCI
                          Equity Fund                   EAFE Index
12/19/92                    $10,000                       $10,000
OCT 93                      $12,540                       $13,547
OCT 94                      $13,903                       $14,915
OCT 95                      $13,749                       $14,861
OCT 96                      $14,947                       $16,419
OCT 97                      $16,133                       $17,179
OCT 98                      $16,564                       $18,835
OCT 99                      $22,158                       $23,173
OCT 00                      $23,744                       $22,487
OCT 01                      $16,666                       $16,865


 * Beginning of operations. Index comparisons begin on 12/31/92.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indicies on page 5.

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UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCK - 100.1%

                                                                 Shares           Value
                                                                ---------      ----------
AEROSPACE & DEFENSE -- 1.9%
  Boeing.....................................................      33,300      $1,085,580
                                                                               ----------
AIR TRANSPORTATION -- 1.8%
  FedEx*.....................................................      25,000       1,027,000
                                                                               ----------
BANKS -- 7.9%
  Bank of America............................................      38,750       2,285,862
  FleetBoston Financial......................................      19,000         624,340
  JP Morgan Chase............................................      20,625         729,300
  Wachovia...................................................      32,300         923,780
                                                                               ----------
                                                                                4,563,282
                                                                               ----------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.2%
  Interpublic Group  ........................................      30,350         681,357
                                                                               ----------
BUILDING & CONSTRUCTION -- 1.1%
  Vulcan Materials...........................................      15,000         623,550
                                                                               ----------
CHEMICALS -- 1.5%
  Air Products & Chemicals...................................      21,200         848,848
                                                                               ----------
COMPUTERS & SERVICES -- 9.5%
  Cadence Design Systems*....................................      45,200         955,528
  Compaq Computer............................................      65,950         577,063
  Electronic Data Systems....................................      24,150       1,554,536
  Hewlett-Packard............................................      63,200       1,063,656
  Microsoft*.................................................      23,300       1,354,895
                                                                               ----------
                                                                                5,505,678
                                                                               ----------
ELECTRICAL SERVICES -- 1.6%
  NiSource...................................................      38,000         902,500
                                                                               ----------
FINANCIAL SERVICES -- 9.1%
  Citigroup..................................................      55,866       2,543,020
  Fannie Mae ................................................      14,550       1,177,968
  Merrill Lynch..............................................      35,425       1,548,427
                                                                               ----------
                                                                                5,269,415
                                                                               ----------
FOOD, BEVERAGE & TOBACCO -- 2.2%
  Unilever...................................................      24,200       1,257,916
                                                                               ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK-- continued

                                                               Shares           Value
                                                              ---------      ----------
HOME PRODUCTS -- 1.8%
  Gillette.................................................      33,350      $1,036,851
                                                                             ----------
INSURANCE -- 4.0%
  Chubb....................................................      14,100         963,030
  Metlife..................................................      51,000       1,371,900
                                                                             ----------
                                                                              2,334,930
                                                                             ----------
MACHINERY -- 3.7%
  Caterpillar..............................................      28,000       1,252,160
  Pall.....................................................      44,800         909,440
                                                                             ----------
                                                                              2,161,600
                                                                             ----------
MANUFACTURING -- 4.2%
  General Electric.........................................      32,000       1,165,120
  Minnesota Mining & Manufacturing.........................      12,200       1,273,436
                                                                             ----------
                                                                              2,438,556
                                                                             ----------
MEASURING DEVICES -- 0.8%
  Agilent Technologies*....................................      22,000         489,940
                                                                             ----------
MEDICAL PRODUCTS & SERVICES -- 1.5%
  Johnson & Johnson........................................      15,150         877,337
                                                                             ----------
OIL & GAS -- 5.3%
  Halliburton..............................................      34,400         849,336
  Schlumberger.............................................      22,000       1,065,240
  Unocal...................................................      36,000       1,159,200
                                                                             ----------
                                                                              3,073,776
                                                                             ----------
PAPER & PAPER PRODUCTS -- 5.2%
  International Paper......................................      39,700       1,421,260
  Kimberly-Clark...........................................      28,600       1,587,586
                                                                             ----------
                                                                              3,008,846
                                                                             ----------
PETROLEUM & FUEL PRODUCTS -- 4.0%
  Anadarko Petroleum.......................................      17,400         992,670
  Chevron Texaco...........................................      14,784       1,309,123
                                                                             ----------
                                                                              2,301,793
                                                                             ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK-- continued

                                                                         Shares           Value
                                                                        ---------     -----------
PHARMACEUTICALS -- 7.3%
  Abbott Laboratories ................................................     32,450     $ 1,719,201
  American Home Products .............................................     27,000       1,507,410
  Merck ..............................................................     16,000       1,020,960
                                                                                      -----------
                                                                                        4,247,571
                                                                                      -----------
PRINTING & PUBLISHING -- 3.1%
  Gannett ............................................................     28,000       1,769,600
                                                                                      -----------
RETAIL -- 8.4%
  Best Buy* ..........................................................     12,700         697,230
  CVS ................................................................     37,000         884,300
  Dollar Tree Stores* ................................................     40,800         916,776
  McDonald's .........................................................     48,500       1,264,395
  Target .............................................................     36,000       1,121,400
                                                                                      -----------
                                                                                        4,884,101
                                                                                      -----------
SEMICONDUCTORS/INSTRUMENTS -- 3.5%
  Intel ..............................................................     35,300         862,026
  National Semiconductor* ............................................     29,000         753,420
  Texas Instruments ..................................................     15,200         425,448
                                                                                      -----------
                                                                                        2,040,894
                                                                                      -----------
TELEPHONES & TELECOMMUNICATIONS -- 7.4%
  Motorola ...........................................................     50,500         826,685
  Nortel Networks ....................................................     90,000         522,900
  Sprint (FON Group) .................................................     46,400         928,000
  Verizon Communications .............................................     19,500         971,295
  WorldCom* ..........................................................     77,955       1,048,495
                                                                                      -----------
                                                                                        4,297,375
                                                                                      -----------
UTILITIES -- 2.1%
  Duke Energy ........................................................     32,300       1,240,643
                                                                                      -----------
  TOTAL COMMON STOCK
    (Cost $56,359,819) ...............................................                 57,968,939
                                                                                      -----------
  TOTAL INVESTMENTS -- 100.1%
    (Cost $56,359,819) (a) ...........................................                 57,968,939
                                                                                      -----------
  OTHER ASSETS AND LIABILITIES, NET -- (0.1)% ........................                    (78,635)
                                                                                      -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2001

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

                                                                                   Value
                                                                                -----------
Paid in Capital...................................................              $55,187,716
Accumulated Net Realized Gain.....................................                1,093,468
Unrealized Appreciation...........................................                1,609,120
                                                                                -----------
Total Net Assets -- 100.0%........................................              $57,890,304
                                                                                ===========

Institutional Class Shares:
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000).........................................                5,239,759
Net Asset Value, Offering and Redemption Price Per Share..........                   $11.05
                                                                                     ======

 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $56,601,672. At October 31, 2001, net unrealized appreciation for all securities based on tax cost was $1,367,267. This consisted of aggregate gross unrealized appreciation for all securities of $6,224,475, and aggregate gross unrealized depreciation for all securities of $4,857,208.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE OBLIGATIONS -- 51.1%

                                                                  Face
                                                                 Amount         Value
                                                                ---------     ---------
AUTOMOTIVE -- 2.6%
  Ford Motor
    7.450%, 07/16/31........................................    $ 750,000    $  701,250
  General Motors
    6.250%, 05/01/05........................................      500,000       512,500
                                                                             ----------
                                                                              1,213,750
                                                                             ----------
BANKS -- 4.9%
  Bank of America
    7.800%, 02/15/10........................................      690,000       773,665
  First Union National Bank
    7.875%, 02/15/10........................................      615,000       692,644
  FleetBoston Financial
    6.500%, 03/15/08........................................      760,000       801,800
                                                                             ----------
                                                                              2,268,109
                                                                             ----------
BUSINESS SERVICES -- 1.1%
  First Data
    6.625%, 04/01/03........................................      500,000       525,625
                                                                             ----------
CHEMICALS -- 2.0%
  Dow Chemical
    7.375%, 11/01/29........................................      835,000       937,287
                                                                             ----------
COMMUNICATIONS EQUIPMENT -- 1.6%
  Motorola
    6.500%, 09/01/25........................................      750,000       743,437
                                                                             ----------
COMPUTERS & SERVICES -- 5.1%
  IBM
    6.500%, 01/15/28........................................      750,000       768,750
  Sun Microsystems
    7.500%, 08/15/06........................................    1,500,000     1,584,375
                                                                             ----------
                                                                              2,353,125
                                                                             ----------
ENERGY -- 1.2%
  Enron
    6.625%, 11/15/05........................................      710,000       555,575
                                                                             ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- continued

                                                                              Face
                                                                             Amount         Value
                                                                            ---------     ---------
ENTERTAINMENT -- 1.6%
  Walt Disney, MTN
    4.875%, 07/02/04....................................................    $ 720,000    $  734,342
                                                                                         ----------
FINANCIAL SERVICES -- 13.8%
  Duke Capital
    7.500%, 10/01/09....................................................      705,000       782,675
  Ford Motor Credit (b)
    2.716%, 07/16/02....................................................    1,000,000       993,960
  Household Finance
    6.400%, 06/17/08....................................................    1,000,000     1,048,750
  Lehman Brothers Holdings
    6.625%, 04/01/04....................................................    2,000,000     2,127,500
  National Rural Utilities
    6.000%, 05/15/06....................................................      500,000       529,577
  TransAmerica Financial, Cl F, MTN (b)
    3.761%, 05/20/02....................................................      900,000       900,346
                                                                                         ----------
                                                                                          6,382,808
                                                                                         ----------
MACHINERY -- 1.7%
  Caterpillar
    6.625%, 07/15/28....................................................      750,000       776,250
                                                                                         ----------
OFFICE AUTOMATION & EQUIPMENT -- 1.7%
  Pitney Bowes
    5.500%, 04/15/04....................................................      750,000       777,188
                                                                                         ----------
RETAIL -- 4.5%
  Sears Roebuck
    6.750%, 08/15/11....................................................      750,000       751,595
  Wal-Mart Stores
    7.250%, 06/01/13....................................................    1,150,000     1,328,250
                                                                                         ----------
                                                                                          2,079,845
                                                                                         ----------
TELEPHONES & TELECOMMUNICATIONS -- 6.0%
  AT&T
    6.500%, 03/15/29....................................................      750,000       648,750
  BellSouth Capital Funding
    7.875%, 02/15/30....................................................      750,000       864,132
  SBC Communications
    5.750%, 05/02/06....................................................    1,195,000     1,255,585
                                                                                         ----------
                                                                                          2,768,467
                                                                                         ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TS&W FIXED INCOME PORTFOLIO
                                                    OCTOBER 31, 2001

--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- continued

                                                                                              Face
                                                                                             Amount           Value
                                                                                          -----------     -----------
TRANSPORTATION -- 3.3%
  CSX
    7.450%, 05/01/07...................................................................   $ 1,365,000     $ 1,510,031
                                                                                                          -----------
  TOTAL CORPORATE OBLIGATIONS
    (Cost $22,465,942).................................................................                    23,625,839
                                                                                                          -----------
U.S. TREASURY OBLIGATIONS -- 1.9%

U.S. TREASURY STRIPS -- 1.9%
    3.570%, 11/15/06...................................................................       500,000         417,325
    2.500%, 11/15/03...................................................................       500,000         475,345
                                                                                                          -----------
  TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $893,865)....................................................................                       892,670
                                                                                                          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.0%
    6.375%, 06/15/09...................................................................     1,000,000       1,110,240
    6.250%, 05/15/29...................................................................     4,000,000       4,345,000
    6.000%, 05/15/08...................................................................       500,000         544,290
                                                                                                          -----------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $5,145,004)..................................................................                     5,999,530
                                                                                                          -----------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 27.7%

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.8%
    7.500%, 04/01/29...................................................................     1,291,018       1,364,038
    7.000%, 03/01/11...................................................................       818,265         862,247
    6.500%, 02/01/03...................................................................       666,205         684,526
    6.500%, 09/01/31...................................................................     1,198,875       1,234,617
    6.000%, 02/01/14...................................................................     1,614,794       1,669,614
    6.000%, 07/01/16...................................................................       986,759       1,014,389
                                                                                                          -----------
                                                                                                            6,829,431
                                                                                                          -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           TS&W FIXED INCOME PORTFOLIO
                                                    OCTOBER 31, 2001

--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- continued

                                                                                                   Face
                                                                                                  Amount            Value
                                                                                               ----------        ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 12.9%
   12.500%, 11/15/13.......................................................................    $      279        $      331
    8.000%, 07/15/30.......................................................................       962,595         1,019,446
    7.500%, 12/15/28.......................................................................     1,806,781         1,903,317
    7.000%, 03/15/29.......................................................................     1,694,403         1,771,177
    6.000%, 10/01/31, TBA..................................................................     1,250,000         1,271,875
                                                                                                                 ----------
                                                                                                                  5,966,146
                                                                                                                 ----------
  TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $12,373,792).....................................................................                      12,795,577
                                                                                                                 ----------
SHORT-TERM INVESTMENT -- 4.3%

REPURCHASE AGREEMENT -- 4.3%
  JP Morgan Chase Securities, Inc. 2.40%, dated 10/31/01,
    due 11/01/01, to be repurchased at $1,981,132,
    collateralized by $1,703,862 of various U.S. Treasury Notes,
    valued at $2,047,738 (Cost $1,981,000) (c).............................................     1,981,000         1,981,000
                                                                                                                 ----------
  TOTAL INVESTMENTS -- 98.0%
    (Cost $42,859,603) (a).................................................................                      45,294,616
                                                                                                                 ----------
  OTHER ASSETS AND LIABILITIES, NET -- 2.0%................................................                         902,461
                                                                                                                 ----------
  TOTAL NET ASSETS -- 100.0%...............................................................                     $46,197,077
                                                                                                                ===========

    Cl  Class
   MTN  Medium Term Note
STRIPS  Separately Traded Registered Interest and Principal Securities
   TBA Securities traded under delayed delivery commitments settling after October 31, 2001. Income on these TBA securities will not be earned until settle date.
   (a)  The cost for federal income tax purposes was $42,859,603. At
        October 31, 2001, net unrealized appreciation for all securities based on tax cost was $2,435,013. This consisted of aggregate gross unrealized appreciation for all securities of $2,608,818, and aggregate gross unrealized depreciation for all securities of $173,805.
   (b) Variable rate security -- the rate reported on the Statement of Net Assets is the rate in effect as of October 31, 2001.
   (c) All or a portion of this security was pledged as collateral for TBA securities.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
FOREIGN COMMON STOCK -- 92.4%

                                                          Shares         Value
                                                        ----------     ----------
AUSTRALIA -- 1.9%
  Brambles Industries.................................    282,817      $1,554,391
                                                                       ----------
CANADA -- 1.2%
  Bombardier, Cl B....................................    151,600         984,167
                                                                       ----------
DENMARK -- 0.7%
  Vestas Wind Systems AS..............................     18,700         588,057
                                                                       ----------
FINLAND -- 1.2%
  Nokia Oyj ADR.......................................     47,100         966,021
                                                                       ----------
FRANCE -- 8.1%
  Axa.................................................     62,000       1,356,995
  Cap Gemini..........................................     10,400         585,455
  Castorama Dubois Investissements....................     20,000         952,941
  Total Fina Elf......................................     14,893       2,092,603
  Valeo...............................................     15,603         534,038
  Vivendi Universal...................................     20,000         934,927
                                                                       ----------
                                                                        6,456,959
                                                                       ----------
GERMANY -- 6.8%
  Adidas-Salomon......................................     23,500       1,325,020
  Allianz.............................................      6,300       1,480,454
  Deutsche Bank.......................................     20,000       1,107,861
  Schering............................................     30,000       1,540,197
                                                                       ----------
                                                                        5,453,532
                                                                       ----------
HONG KONG -- 5.0%
  Denway Motors.......................................  4,502,000       1,500,667
  Hutchison Whampoa...................................    210,800       1,709,372
  Li & Fung...........................................    870,000         830,961
                                                                       ----------
                                                                        4,041,000
                                                                       ----------
ITALY -- 3.2%
  Parmalat Finanziaria................................    518,216       1,386,269
  Telecom Italia......................................    250,000       1,211,441
                                                                       ----------
                                                                        2,597,710
                                                                       ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- continued

                                                            Shares           Value
                                                          ----------     ------------
JAPAN -- 14.8%
  Nintendo...............................................      9,500     $ 1,465,300
  Nippon Telegraph & Telephone...........................        115         473,510
  Nomura Holdings........................................    118,000       1,552,061
  NTT Docomo.............................................        100       1,356,154
  Ricoh..................................................     97,000       1,616,601
  Rohm...................................................     10,100       1,075,144
  Sony...................................................     28,000       1,059,107
  Suzuki Motor...........................................    155,000       1,591,724
  Takefuji...............................................     20,000       1,660,063
                                                                         -----------
                                                                          11,849,664
                                                                         -----------
NETHERLANDS -- 8.2%
  ING Groep..............................................     74,856       1,867,612
  Koninklijke Philips Electronics........................     63,360       1,440,405
  TPG....................................................     99,298       1,942,587
  Vedior.................................................    147,100       1,351,428
                                                                         -----------
                                                                           6,602,032
                                                                         -----------
SINGAPORE -- 1.2%
  Datacraft Asia.........................................    289,000         936,360
                                                                         -----------
SOUTH KOREA -- 1.8%
  Samsung Electronics....................................     10,454       1,400,594
                                                                         -----------
SPAIN -- 5.7%
  Banco Santander Central Hispano........................    144,900       1,115,873
  Endesa.................................................     58,000         888,090
  Repsol YPF ADR.........................................     82,000       1,189,820
  Telefonica.............................................    112,302       1,349,346
                                                                         -----------
                                                                           4,543,129
                                                                         -----------
SWEDEN -- 3.3%
  Assa Abloy, Cl B.......................................    131,221       1,499,168
  Nordea.................................................    250,000       1,107,214
                                                                         -----------
                                                                           2,606,382
                                                                         -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

FOREIGN COMMON STOCK -- concluded

                                                                  Shares          Value
                                                                ----------     -----------
SWITZERLAND -- 5.6%
  Credit Suisse Group*.......................................       48,000     $ 1,754,915
  Novartis...................................................       42,300       1,584,080
  Roche Holding..............................................       17,000       1,179,037
                                                                               -----------
                                                                                 4,518,032
                                                                               -----------
UNITED KINGDOM -- 23.7%
  Avis Europe................................................      713,900       1,206,936
  BAE Systems................................................      364,212       1,769,109
  CGNU.......................................................       98,400       1,180,601
  Enterprise Oil.............................................      193,600       1,404,947
  Gallaher Group.............................................       60,000         405,750
  Geest......................................................      200,100       1,981,747
  GlaxoSmithKline............................................       63,770       1,715,703
  HSBC Holdings (HKD)........................................      148,926       1,613,365
  Misys......................................................      165,000         623,895
  Psion......................................................      955,000         743,038
  Rio Tinto..................................................      120,134       1,949,773
  Telewest Communications*...................................      994,280         708,531
  Unilever...................................................      245,042       1,780,041
  Vodafone Group.............................................      826,539       1,911,237
                                                                               -----------
                                                                                18,994,673
                                                                               -----------
  TOTAL FOREIGN COMMON STOCK
    (Cost $82,113,548).......................................                   74,092,703
                                                                               -----------
SHORT-TERM INVESTMENT -- 7.6%
                                                                  Face
                                                                 Amount
                                                               -----------
REPURCHASE AGREEMENT -- 7.6%
  JP Morgan Chase Securities, Inc. 2.40%, dated 10/31/01,
    due 11/01/01, to be repurchased at $6,043,403,
    collateralized by $5,197,598 of various U.S. Treasury
    Notes, valued at $6,246,583 (Cost $6,043,000)............   $6,043,000       6,043,000
                                                                               -----------
  TOTAL INVESTMENTS -- 100.0%
    (Cost $88,156,548) (a)...................................                   80,135,703
                                                                               -----------
  OTHER ASSETS AND LIABILITIES, NET -- 0.0%..................                       34,879
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 2001

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

                                                                          Value
                                                                       -----------
Paid in Capital.....................................................   $88,603,540
Undistributed Net Investment Income.................................       231,133
Accumulated Net Realized Loss.......................................      (642,170)
Unrealized Depreciation.............................................    (8,021,921)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%..........................................   $80,170,582
                                                                       ===========
Institutional Class Shares:
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)...........................................     7,503,443
Net Asset Value, Offering and Redemption Price Per Share............        $10.68
                                                                            ======

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
HKD  Hong Kong Dollar
(a) The cost for federal income tax purposes was $88,548,518. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $8,412,815. This consisted of aggregate gross unrealized appreciation for all securities of $10,619,776, and aggregate gross unrealized depreciation for all securities of $19,032,591.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   TS&W INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 2001

--------------------------------------------------------------------------------

At October 31, 2001 sector diversification of the Portfolio was as follows:

                                                             % of          Market
Sector Diversification (Unaudited)                        Net Assets       Value
----------------------------------                        ----------    -----------
Foreign Common Stock
Telephones & Telecommunications.........................     10.2%      $ 8,204,069
Banks...................................................      8.4         6,699,228
Medical Products & Services.............................      7.5         6,019,017
Insurance...............................................      7.4         5,885,662
Transportation..........................................      6.9         5,569,016
Food, Beverage & Tobacco................................      6.9         5,553,807
Consumer Services.......................................      6.7         5,348,684
Electrical Components & Equipment.......................      6.0         4,804,233
Petroleum & Fuel Services...............................      5.9         4,687,370
Diversified Operations..................................      5.3         4,247,930
Metals..................................................      4.3         3,448,941
Financial Services......................................      4.0         3,212,124
Computers & Services....................................      2.4         1,952,388
Aerospace & Defense.....................................      2.2         1,769,109
Office Equipment........................................      2.0         1,616,601
Audio/Video.............................................      1.3         1,059,107
Retail..................................................      1.2           952,941
Multimedia..............................................      1.2           934,927
Wholesale...............................................      1.0           830,961
Television..............................................      0.9           708,531
Energy..................................................      0.7           588,057
                                                            -----       -----------
Total Foreign Common Stock..............................     92.4        74,092,703
Repurchase Agreement....................................      7.6         6,043,000
                                                            -----       -----------
Total Investments.......................................    100.0        80,135,703
Other Assets and Liabilities, Net.......................      0.0            34,879
                                                            -----       -----------
Net Assets..............................................    100.0%      $80,170,582
                                                            =====       ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   THE TS&W PORTFOLIOS
                                                            OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                     TS&W
                                                                                     Fixed
                                                                                     Income
                                                                                   Portfolio
                                                                                 ------------
Assets
Investments, at Cost...........................................................  $ 42,859,603
                                                                                 ============
Investments, at Value -- Note A................................................  $ 45,294,616
Interest Receivable............................................................       680,071
Cash...........................................................................       520,403
Receivable for Investments Sold................................................     2,593,075
Prepaid Assets.................................................................         9,531
Receivable for Portfolio Shares Sold...........................................            78
                                                                                 ------------
  Total Assets.................................................................    49,097,774
                                                                                 ------------
Liabilities
Payable for Investments Purchased..............................................     2,668,632
Payable for Distributions......................................................       186,773
Payable for Investment Advisory Fees -- Note B.................................        16,359
Payable for Administrative Fees -- Note C......................................         7,514
Payable for Portfolio Shares Redeemed..........................................         5,782
Payable for Directors' Fees -- Note E..........................................           577
Other Liabilities..............................................................        15,060
                                                                                 ------------
  Total Liabilities............................................................     2,900,697
                                                                                 ------------
Net Assets.....................................................................  $ 46,197,077
                                                                                 ============
Net Assets Consist of:
Paid in Capital................................................................  $ 43,827,609
Distributions in Excess of Net Investment Income...............................       (22,492)
Accumulated Net Realized Loss..................................................       (43,053)
Unrealized Appreciation........................................................     2,435,013
                                                                                 ------------
Net Assets.....................................................................  $ 46,197,077
                                                                                 ============
Institutional Class Shares:
Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)......................................................     4,274,204
Net Asset Value, Offering and Redemption Price Per Share.......................        $10.81
                                                                                       ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    THE TS&W PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                            TS&W               TS&W
                                                         TS&W               Fixed          International
                                                        Equity             Income             Equity
                                                       Portfolio          Portfolio          Portfolio
                                                     ------------        ----------       --------------
Investment Income
Dividends.........................................   $ 1,136,149         $       --       $  1,826,759
Interest..........................................        49,690          3,234,729            105,767
Less: Foreign Taxes Withheld......................        (9,615)                --           (174,553)
                                                     -----------         ----------       ------------
  Total Income....................................     1,176,224          3,234,729          1,757,973
                                                     -----------         ----------       ------------
Expenses
Investment Advisory Fees -- Note B................       486,634            225,922            988,672
Administrative Fees -- Note C.....................       129,986            104,190            171,076
Shareholder Servicing Fees -- Note F..............        39,329             12,229             25,713
Transfer Agent Fees...............................        27,911             20,810             33,638
Printing Fees.....................................        16,263             15,538             25,625
Audit Fees........................................        15,234             16,003             20,815
Filing and Registration Fees......................        13,191             13,403             15,377
Legal Fees........................................        12,196             10,023             16,134
Custodian Fees....................................         9,447              5,379             92,446
Directors' Fees -- Note E.........................         6,711              5,763              9,785
Other Expenses....................................        13,786             11,467             13,042
                                                     -----------         ----------       ------------
  Net Expenses Before Expense Offset..............       770,688            440,727          1,412,323
Expense Offset -- Note A..........................          (537)              (644)            (2,222)
                                                     -----------         ----------       ------------
  Net Expenses After Expense Offset...............       770,151            440,083          1,410,101
                                                     -----------         ----------       ------------
Net Investment Income.............................       406,073          2,794,646            347,872
                                                     -----------         ----------       ------------
Net Realized Gain (Loss) on:
  Investments.....................................     1,416,534            694,513           (642,170)
  Foreign Currency Transactions...................            --                 --           (115,947)
                                                     -----------         ----------       ------------
Net Realized Gain (Loss) on Investments and
  Foreign Currency Transactions...................     1,416,534            694,513           (758,117)
                                                     -----------         ----------       ------------
Net Change in Unrealized
  Appreciation (Depreciation) on:
  Investments.....................................    (7,516,007)         2,771,597        (33,449,263)
  Foreign Currency Transactions...................            --                 --             11,201
                                                     -----------         ----------       ------------
Net Change in Unrealized Appreciation
  (Depreciation)..................................    (7,516,007)         2,771,597        (33,438,062)
                                                     -----------         ----------       ------------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency.............    (6,099,473)         3,466,110        (34,196,179)
                                                     -----------         ----------       ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................   $(5,693,400)        $6,260,756       $(33,848,307)
                                                     ===========         ==========       ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended             Year Ended
                                                                                  October 31,            October 31,
                                                                                     2001                   2000
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income...................................................      $    406,073          $     800,205
  Net Realized Gain.......................................................         1,416,534              8,254,242
  Net Change in Unrealized Appreciation (Depreciation)....................        (7,516,007)            (7,849,016)
                                                                                ------------          -------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations.....................................................        (5,693,400)             1,205,431
                                                                                ------------          -------------
Distributions:
  Net Investment Income...................................................          (547,887)              (761,992)
  Net Realized Gain.......................................................        (8,592,135)            (8,929,204)
                                                                                ------------          -------------
  Total Distributions.....................................................        (9,140,022)            (9,691,196)
                                                                                ------------          -------------
Capital Share Transactions:
  Issued..................................................................         4,617,113              4,524,611
  In Lieu of Cash Distributions...........................................         9,054,064              9,270,763
  Redeemed................................................................       (11,143,126)           (28,348,210)
                                                                                ------------          -------------
  Net Increase (Decrease) from Capital Share Transactions.................         2,528,051            (14,552,836)
                                                                                ------------          -------------
    Total Decrease........................................................       (12,305,371)           (23,038,601)
                                                                                ------------          -------------

Net Assets:
  Beginning of Period.....................................................        70,195,675             93,234,276
                                                                                ------------          -------------
  End of Period (including undistributed net investment income
    of $0 and $115,606, respectively).....................................      $ 57,890,304          $  70,195,675
                                                                                ============          =============
Shares Issued and Redeemed:
  Shares Issued...........................................................           384,045                329,279
  In Lieu of Cash Distributions...........................................           749,637                688,021
  Redeemed................................................................          (912,792)            (2,043,147)
                                                                                ------------          -------------
  Net Increase (Decrease) from Shares Issued and Redeemed.................           220,890             (1,025,847)
                                                                                ============          =============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year Ended               Year Ended
                                                                               October 31,              October 31,
                                                                                  2001                     2000
                                                                            --------------             -------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income............................................          $   2,794,646             $   3,472,169
  Net Realized Gain (Loss).........................................                694,513                  (705,074)
  Net Change in Unrealized Appreciation (Depreciation).............              2,771,597                   522,247
                                                                             -------------             -------------
  Net Increase in Net Assets Resulting
    from Operations................................................              6,260,756                 3,289,342
                                                                             -------------             -------------
Distributions:
  Net Investment Income............................................             (2,794,646)               (3,448,474)
  In Excess of Net Investment Income...............................                   (339)                       --
                                                                              ------------             -------------
  Total Distributions..............................................             (2,794,985)               (3,448,474)
                                                                              ------------             -------------
Capital Share Transactions:
  Issued...........................................................              2,243,060                 2,548,657
  In Lieu of Cash Distributions....................................              2,794,985                 3,405,132
  Redeemed.........................................................            (15,080,803)              (19,200,550)
                                                                             -------------             -------------
  Net Decrease from Capital Share Transactions.....................            (10,042,758)              (13,246,761)
                                                                             -------------             -------------
    Total Decrease.................................................             (6,576,987)              (13,405,893)
                                                                             -------------             -------------

Net Assets:
  Beginning of Period..............................................             52,774,064                66,179,957
                                                                             -------------             -------------
  End of Period....................................................          $  46,197,077             $  52,774,064
                                                                             =============             =============
Shares Issued and Redeemed:
  Issued...........................................................                216,683                   255,606
  In Lieu of Cash Distributions....................................                268,938                   341,668
  Redeemed.........................................................             (1,440,808)               (1,937,455)
                                                                             -------------             -------------
    Net Decrease from Shares Issued and Redeemed...................               (955,187)               (1,340,181)
                                                                             =============             =============



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended         Year Ended
                                                                                  October 31,        October 31,
                                                                                     2001               2000
                                                                               ---------------     --------------
Increase (Decrease) in Net Assets
Operations:

  Net Investment Income................................................        $       347,872      $     104,682
  Net Realized Gain (Loss).............................................               (758,117)        24,992,506
  Net Change in Unrealized Appreciation (Depreciation).................            (33,438,062)       (16,148,485)
                                                                               ---------------      -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations..........................................            (33,848,307)         8,948,703
                                                                               ---------------      -------------
Distributions:
  Net Investment Income................................................               (222,273)          (441,870)
  Net Realized Gain....................................................            (24,874,916)       (10,452,365)
                                                                               ---------------      -------------
  Total Distributions..................................................            (25,097,189)       (10,894,235)
                                                                               ---------------      -------------
Capital Share Transactions:
  Issued...............................................................             20,871,542         18,524,109
  In Lieu of Cash Distributions........................................             24,568,517         10,720,239
  Redemption Fees-- Note I.............................................                 77,473            261,050
  Redeemed.............................................................            (21,880,463)       (26,294,202)
                                                                               ---------------      -------------
  Net Increase from Capital Share Transactions.........................             23,637,069          3,211,196
                                                                               ---------------      -------------
    Total Increase (Decrease)..........................................            (35,308,427)         1,265,664
                                                                               ---------------      -------------

Net Assets:
  Beginning of Period..................................................            115,479,009        114,213,345
                                                                               ---------------      -------------
  End of Period (including undistributed net investment income
    of $231,133 and $222,017, respectively)............................        $    80,170,582      $ 115,479,009
                                                                               ===============      =============
Shares Issued and Redeemed:
  Issued...............................................................              1,589,916            814,210
  In Lieu of Cash Distributions........................................              1,660,036            508,792
  Redeemed.............................................................             (1,578,577)        (1,152,098)
                                                                               ---------------      -------------
  Net Increase from Shares Issued and Redeemed.........................              1,671,375            170,904
                                                                               ===============      =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  TS&W EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                   Years Ended October 31,
                                          ----------------------------------------------------------------------------------------
                                            2001                2000                1999                1998                 1997
                                          -------             -------             -------             -------              -------
Net Asset Value, Beginning of
  Period..............................    $ 13.99             $ 15.42             $ 14.85             $ 16.52              $ 14.48
                                          -------             -------             -------             -------              -------
Income from Investment Operations

  Net Investment Income...............       0.08                0.14                0.23                0.26                 0.27
  Net Realized and
    Unrealized Gain (Loss)............      (1.16)               0.07                1.78                1.14                 3.25
                                          -------             -------             -------             -------              -------
  Total from Investment Operations....      (1.08)               0.21                2.01                1.40                 3.52
                                          -------             -------             -------             -------              -------
Distributions:
  Net Investment Income...............      (0.11)              (0.13)              (0.24)              (0.24)               (0.27)
  Net Realized Gain...................      (1.75)              (1.51)              (1.20)              (2.83)               (1.21)
                                          -------             -------             -------             -------              -------
    Total Distributions...............      (1.86)              (1.64)              (1.44)              (3.07)               (1.48)
                                          -------             -------             -------             -------              -------
Net Asset Value, End of Period........    $ 11.05             $ 13.99             $ 15.42             $ 14.85              $ 16.52
                                          =======             =======             =======             =======              =======
Total Return..........................      (8.79)%              1.83%              14.64%               9.23%               26.31%
                                          =======             =======             =======             =======              =======
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands).........................    $57,890             $70,196             $93,234             $95,336              $95,582
Ratio of Expenses to
  Average Net Assets..................       1.19%               1.06%               1.05%               0.99%                0.99%
Ratio of Net Investment Income
  to Average Net Assets...............       0.63%               0.99%               1.40%               1.67%                1.72%
Portfolio Turnover Rate...............         42%                 42%                 42%                 63%                  42%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            TS&W FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                     Years Ended October 31,
                                                    ----------------------------------------------------------
                                                      2001        2000         1999         1998         1997
                                                    -------     -------      -------      -------      -------
Net Asset Value, Beginning of Period.......         $ 10.09     $ 10.07      $ 10.96      $ 10.54      $ 10.30
                                                    -------     -------      -------      -------      -------
Income from Investment Operations
  Net Investment Income....................            0.58        0.59         0.57         0.59         0.59
  Net Realized and Unrealized Gain (Loss)..            0.72        0.02+       (0.75)        0.42         0.24
                                                    -------     -------      -------      -------      -------
Total from Investment Operations...........            1.30        0.61        (0.18)        1.01         0.83
                                                    -------     -------      -------      -------      -------
Distributions:
  Net Investment Income....................           (0.58)      (0.59)       (0.58)       (0.59)       (0.59)
  Net Realized Gain........................              --          --        (0.13)          --           --
                                                    -------     -------      -------      -------      -------
    Total Distributions....................           (0.58)      (0.59)       (0.71)       (0.59)       (0.59)
                                                    -------     -------      -------      -------      -------
  Net Asset Value, End of Period...........         $ 10.81     $ 10.09      $ 10.07      $ 10.96      $ 10.54
                                                    =======     =======      =======      =======      =======
Total Return...............................           13.21%       6.27%       (1.71)%       9.81%        8.40%
                                                    =======     =======      =======      =======      =======
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands)..............................         $46,197     $52,774      $66,180      $73,784      $67,987
Ratio of Expenses to
  Average Net Assets.......................            0.88%       0.81%        0.78%        0.71%        0.72%
Ratio of Net Investment Income
  to Average Net Assets....................            5.56%       5.93%        5.49%        5.48%        5.79%
  Portfolio Turnover Rate..................              36%         38%          52%          48%          36%

 +The amount shown for the year ended October 31, 2000 for a share outstanding throughout the period does not accord with aggregate net gains on investments for that period because of the sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    TS&W INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                          Years Ended October 31,
                                                   ------------------------------------------------------------------
                                                     2001           2000          1999          1998           1997
                                                   --------       --------      --------      --------       --------
Net Asset Value, Beginning of Period........       $  19.80       $  20.17      $  15.10      $  15.14       $  14.22
                                                   --------       --------      --------      --------       --------
  Income from Investment Operations
    Net Investment Income...................           0.05           0.02          0.08          0.06           0.07
  Net Realized and Unrealized
    Gain (Loss).............................          (4.72)          1.50          5.01          0.32           1.05
                                                   --------       --------      --------      --------       --------
  Total from Investment Operations..........          (4.67)          1.52          5.09          0.38           1.12
                                                   --------       --------      --------      --------       --------
Redemption Fees.............................           0.01           0.05            --            --             --
                                                   --------       --------      --------      --------       --------
Distributions:
  Net Investment Income.....................          (0.04)         (0.08)        (0.02)        (0.08)         (0.11)
  Net Realized Gain.........................          (4.42)         (1.86)           --         (0.18)         (0.09)
  In Excess of Net Realized Gain............             --             --            --         (0.16)            --
                                                   --------       --------      --------      --------       --------
    Total Distributions.....................          (4.46)         (1.94)        (0.02)        (0.42)         (0.20)
                                                   --------       --------      --------      --------       --------
Net Asset Value, End of Period..............       $  10.68       $  19.80      $  20.17      $  15.10       $  15.14
                                                   ========       ========      ========      ========       ========
Total Return................................         (29.81)%         7.16%        33.77%         2.67%          7.94%
                                                   ========       ========      ========      ========       ========
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands)...............................       $ 80,171       $115,479      $114,213      $116,969       $115,500
Ratio of Expenses to
  Average Net Assets........................           1.43%          1.36%         1.37%         1.32%          1.30%
Ratio of Net Investment Income
  to Average Net Assets.....................           0.35%          0.08%         0.39%         0.42%          0.47%
Portfolio Turnover Rate.....................             26%            26%           21%           28%            45%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                   THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as follows:

     TS&W Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

     TS&W Fixed Income Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.

     TS&W International Equity Portfolio seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based on the bid price of the

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

foreign currency against U.S. dollars quoted by a pricing vendor. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

     2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Foreign Currency Translation: The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     5. Forward Foreign Currency Exchange Contracts: The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to hedge the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

     6. Distributions to Shareholders: The TS&W Equity Portfolio will normally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for foreign currency transactions and a reclass of distributions. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

         Permanent book and tax differences resulted in reclassifications as follows:

                                                 Undistributed   Accumulated
                                                 Net Investment  Net Realized
     TS&W Portfolios                                Income        Gain (Loss)
     ---------------                             --------------  ------------
     Equity...................................     $  26,208       $(26,208)
     International Equity.....................      (116,483)       116,483

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         7. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets for custodian balance credits.

         8. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolios does not expect any material impact on results of operations or financial condition of the Portfolios upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Thompson, Siegel & Walmsley, Inc. (the "Adviser "), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

     TS&W Portfolios                                                  Rate
     ---------------                                              ------------
     Equity......................................................     0.75%
     Fixed Income................................................     0.45%
     International Equity........................................     1.00%

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio, under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreements, the Portfolios paid UAMFSI 0.093%, 0.073% and 0.093% per annum of the average daily net assets of the Equity, Fixed Income and International Equity Portfolios, respectively, an annual base fee of $72,500 per Portfolio, and a fee based on the number of active shareholder accounts.

     For the five months ended March 31, 2001, the Administrator earned the following amounts from the Portfolios and paid the following to SEI, UAMSSI and DST for their services:

                                              Portion      Portion      Portion
                            Administration    Paid to      Paid to      Paid to
TS&W Portfolios                   Fees          SEI         UAMSSC        DST
---------------             --------------    --------    ----------   ---------
Equity......................     $63,473       $22,796       $6,829     $ 8,316
Fixed Income................      51,702        21,102        5,770       7,272
International Equity........      88,721        27,881        8,168      16,464

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.093%, 0.073% and 0.093% per annum of the average daily net assets of the Equity, Fixed Income and International Equity Portfolios, respectively, and an annual base fee of $54,500 for each of the Portfolios. For the seven months ended October 31, 2001, the Administrator was paid $66,513, $52,488 and $82,355 for the Equity, Fixed Income and International Equity Portfolios, respectively.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, PBHGSSC was paid $9,679, $6,177 and $19,675 by the Equity, Fixed Income and International Equity Portfolios, respectively.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolios.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended October 31, 2001, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

     TS&W Portfolios                               Purchases         Sales
     ---------------                              -----------     -----------

     Equity ...................................   $26,873,390     $30,204,978
     Fixed Income .............................    11,061,451      13,986,859
     International Equity .....................    24,222,963      25,951,342

     Purchases and sales of long-term U.S. Government securities were $6,501,309 and $13,831,015 respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be

UAM FUNDS                                                    THE TS&W PORTFOLIOS

--------------------------------------------------------------------------------

made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the year ended October 31, 2001, the Portfolios had no borrowings under the agreement.

     I. Other: At October 31, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                   No. of           %
     TS&W Portfolios                            Shareholders    Ownership
     ---------------                            ------------    ---------
     Equity .................................        2             22%
     Fixed Income ...........................        2             31%
     International Equity ...................        1             13%

     At October 31, 2001, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     The TS&W International Equity Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days. For the year ended October 31, 2001 there were $77,473 in redemption fees retained.

     At October 31, 2001, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio had available capital loss carryovers for Federal income tax purposes of approximately $42,993, expiring October 31, 2008, and $250,200 expiring on October 31, 2009, respectively.

UAM FUNDS                                                    THE TS&W PORTFOLIOS

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of net assets of TS&W Equity Portfolio and TS&W International Equity Portfolio and statement of assets and liabilities, including the portfolio of investments, of TS&W Fixed Income Portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (three of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
December 14, 2001

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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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Federal Income Tax Information (Unaudited)

At October 31, 2001, each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

     TS&W Portfolios                                      Long Term
     ----------------                                    -----------

     Equity ..........................................    8,618,342
     International Equity ............................   24,874,380

For the year ended October 31, 2001, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio was 94.7%.

Foreign taxes accrued during the fiscal year ended October 31, 2001, amounted to $174,553 for the TS&W International Portfolio and are expected to be passed through to shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 2001, which shareholders of the Portfolio will receive in late January 2002. In addition, for the year ended October 31, 2001, gross income derived from sources within foreign countries amounted to $1,826,759 for the TS&W International Equity Portfolio. For the Year ended October 31, 2001, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 6.0%.

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                                     NOTES


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                                     NOTES
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                                     NOTES
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UAM FUNDS                                                    THE TS&W PORTFOLIOS

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Officers and Directors

James F. Orr, III                        Linda T. Gibson
Director, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajden Vetterlein
Director                                 Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Director                                 Treasurer

Philip D. English                        Suzan M. Barron
Director                                 Assistant Secretary

William A. Humenuk                       Molly S. Mugler
Director                                 Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Thompson, Siegel & Walmsley, Inc.
500 Monument Avenue
Richmond, VA 23230-0883

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.